UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

Great Elm Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-01211	81-2621577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 51st Floor, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 375-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2016, the registrant entered into an amended and restated registration rights agreement with Great Elm Capital Group, Inc., a Delaware corporation (“GEC”), and private investment funds (the “MAST Funds”) managed by MAST Capital Management LLC (the “Registration Rights Agreement”).  The description of the registration rights agreement is incorporated by reference from the registrant’s prospectus (the “Proxy Statement-Prospectus”) filed with the Securities and Exchange Commission on September 28, 2016 (File No. 333-212817) Great Elm Capital Management, Inc., a Delaware corporation and a wholly-owned subsidiary of GEC (“GECM”), is the registrant’s investment manager. GEC and the MAST Funds respectively own approximately 15% and 46% of the outstanding shares of the registrant’s common stock after giving effect to the merger described below.  The Registration Rights Agreement is exhibit 10.3 to this report.

Under the Registration Rights Agreement, the registrant is required to file a resale registration statement that remains effective until November 3, 2017 with respect to all of the shares issued to GEC and the MAST Funds per the subscription agreement described below.  The registrant expects to file that registration statement concurrent with filing its Form 10-K for the partial fiscal year ending December 31, 2016.  The Registration Rights Agreement also obligates the registrant to:

•                  File up to two resale registration statements upon demand of the holders of registrable securities

•                  Provide the holders of registrable securities with the right, subject to conditions, to have the registrable securities included in other registration statements that the registrant files; and

•                  File a shelf registration statement with respect to the resale of the registrable securities.

Although GEC has these registration rights, GEC agreed not to transfer its shares until November 3, 2017.  In addition, the MAST Funds and GEC agreed to provide customary lockup commitments if the registrant provides notice that the registrant is selling its equity securities in the future.

On September 27, 2016, the registrant entered into an investment management agreement and an administration agreement with GECM.  Upon completion of the merger described below, the registrant’s fee and expense reimbursement obligations under those agreements began to accrue.  The description of the investment management agreement and the administration agreement is incorporated by reference to the description thereof in the Proxy Statement-Prospectus.  The investment management agreement and the administration agreements are filed as exhibits 10.1 and 10.2, respectively to this report.

The registrant has entered into indemnification agreements with each of its officers and directors.  The form of indemnification agreement is filed as exhibit 10.4 to this report.

The note and supplemental indenture described in Item 2.03 below are material contracts.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 3, 2016, Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), merged with and into the Registrant (the “Merger”). The outstanding shares of Full Circle’s common stock that were outstanding immediately before the effective time of the Merger were converted into the right to receive 0.2219 shares of the Registrant’s common stock. After giving effect to the issuance of shares in the Merger and in the transactions contemplated by the Subscription Agreement, dated as of June 23, 2016 (the “Subscription Agreement”), by and among the Registrant, GEC and the MAST Funds, there are approximately 12.9 million shares of the Registrant’s common stock issued and outstanding.

On September 27, 2016, the MAST Funds and the registrant entered into agreements transferring ownership of the debt instruments contributed by the MAST Funds to the registrant per the Subscription Agreement.  On November 1, 2016, the contribution of the debt instruments settled and proceeds were on deposit in the registrant’s custodial account at State Street Bank and Trust Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 3, 2016, the Registrant entered into a supplemental indenture (the “ Second Supplemental Indenture”) by and among Full Circle, the registrant and U.S. Bank National Association, as trustee (the “Trustee”).

In the Second Supplemental Indenture, the Registrant assumed all of the obligations of Full Circle under the base indenture, dated as of June 3, 2013 (the “Base Indenture”), by and between Full Circle and the Trustee, the first supplemental indenture, dated as of June 28, 2013 (the “First Supplemental Indenture), by and between Full Circle and the Trustee, which provided for the issuance $33.645 million in aggregate principal amount of Full Circle’s 8.25% Senior Notes due June 30, 2020 (the “Notes”).  The Notes may be redeemed by the registrant at any time at par value plus accrued and unpaid interest.  No change of control offer was required to be made in respect of the Notes in connection with the Merger.  The Supplemental Indenture and Notes are exhibits 3.2 and 3.3, respectively, to this report.

Item 3.02 Unregistered Sales of Equity Securities.

On September 27, 2016, the MAST Funds contributed a portfolio of debt instruments to the Registrant in exchange for an aggregate of 5,935,800 shares of the Registrant’s common stock in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof.  Per the Subscription Agreement, such shares were issued to the MAST Funds in exchange for contribution by the MAST Funds of a portfolio of debt instruments whose fair value at September 30, 2016 was approximately $91.9 million.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2016, John E. Stuart and Mark C. Biderman were appointed to the Registrant’s board of directors. Messrs. Stuart and Biderman’s respective biographical information is incorporated by reference from the Proxy Statement-Prospectus.  Mr. Biderman will become a member of the Registrant’s audit committee, nominating and corporate governance committee and compensation committee.

On November 3, 2016, Michael J. Sell was appointed Chief Financial Officer, Secretary and Treasurer of the Registrant.  Mr. Sell’s biographical information is incorporated by reference from the Proxy Statement-Prospectus.  Mr. Sell’s compensation is expected to be reimbursable under the administration agreement, dated as of September 27, 2016, by and between the Registrant and Great Elm Capital Management, Inc., a Delaware corporation (“GECM”).  The administration agreement is exhibit 10.2 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2016, the registrant amended its articles of incorporation.  The amended articles of incorporation were described in the Proxy Statement-Prospectus and are exhibit 3.1 to this report.

Item 8.01 Other Matters

On November 3, 2016, the Registrant issued a press release with respect to completion of the Merger. Such press release is furnished as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements

Full Circle’s financial statements as of June 30, 2016 and June 30, 2015 and for each of the three years ending June 30, 2016 are incorporated by reference from Full Circle’s Form 10-K filed with the SEC on September 28, 2016 (File No. 814-00809)

(b)  Pro Forma Financial Information

Within 70 days following the date of this report, the Registrant will provide a pro forma balance sheet and pro forma schedule of investments as of June 30, 2016.

(c)  Exhibits. The exhibit index following this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2016	GREAT ELM CAPITAL CORP.

	By:	/s/ Peter A. Reed
	Name:	Peter A. Reed
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation
3.2	Supplemental Indenture, dated as of November 3, 2016, by and among the Registrant, Full Circle and the Trustee
3.3	8.25% Senior Note due June 2020
10.1	Investment Management Agreement, dated as of September 27, 2016, by and between the Registrant and GECM
10.2	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM
10.3	Amended and Restated Registration Rights Agreement, dated as of November 4, 2016, by and among the Registrant and the holders named therein
10.4	Form of Indemnification Agreement between the Registrant and its directors and executive officers
99.1	Press release, dated November 3, 2016